Exhibit 99.1

Ionix Technology, Inc. OTCQB:IINX Investors Presentation December 2019

SAFE HARBOR STATEMENT This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We use words such as “will,” “expect,” “believe,” “anticipate” or similar expressions, which are intended to identify forward - looking statements that involve risks and uncertainties. Although the management believes these forward - looking statements to be reliable, you are cautioned that any such forward - looking statements are not guarantees of future performance and may prove to be incorrect or differ materially from actual future results. Factors that could potentially aff ect these future results can be found in the discussion and information contained in the Company’s regular filings with the Unite d States Securities and Exchange Commission ( http://www.sec.gov ). The Company is not obligated to change or update such information, unless required by securities laws.

Ionix Technology, Inc. is a holding company that is principally engaged in the photoelectric display and smart energy industries. The company has five operating subsidiaries: Changchun Fangguan Electronics Technology Co., Ltd, a company which has been focusing on R&D, manufacturing and marketing LCM and LCD. Changchun Fangguan Photoelectric Display Technology Co., Ltd, a company which specializes in developing, designing, and selling TN and STN LCD, STN, CSTN, and TFT LCD modules as well as other related products; Shenzhen Baileqi Electronic Technology Co., Ltd, a company which specializes in LCD slicing, filling, researching and designing, and selling of LCD Modules (LCM) and PCBs; Lisite Science Technology (Shenzhen) Co., Ltd., a company engaged in the marketing and selling of intelligent electronic devices; and Dalian Shizhe New Energy Technology Co., Ltd., a company engaged in the new energy support service, and operating the photovoltaic power generation, electric vehicles and charging piles with corresponding operation and maintenance and three dimensional parking. Currently, IINX has embarked on the layout of industrialization and marketization of front end materials and back end modules of liquid crystal displays and applications of flexible folding display technology by taking Fangguan Electronics as production bases, to seize the market share of OLED high technology. COMPANY INTRODUCTION Ionix Technology, Inc. OTCQB:IINX

INVESTMENT HIGHTLIGHTS Diversified End Market Exposure Industry Leading Technology and Qualifications Longstanding Customer Base and Growing Market Potential Experienced and Committed Management

IINX OVERVIEW Ionix Technology, Inc. (OTCQB: IINX) (as of 11/27/2019) GEOGRAPHIC FOOTPRINT 52 Week Range $ 1 . 02 – 2 . 75 Shares Outstanding 114 , 003 , 000 Market Cap 213 . 19 M Stock Price $ 1 . 87 Las Vegas | Changchun | Dalian | Shenzhen Note: The Company’s fiscal year end is June 30

SEGMENT OVERVIEW PHOTOELECTRIC DISPLAY SMART ENERGY Lisite Science Technology (Shenzhen) Co., Ltd. Dalian Shizhe New Energy Technology Co., Ltd. Changchun Fangguan Electronics Technology Co., Ltd. Changchun Fangguan Photoelectric Display Technology Co., Ltd. Shenzhen Baileqi Electronic Technology Co., Ltd.

TARGETED GROWTH INITIATIVES PHOTOELECTRIC DISPLAY SMART ENERGY The Global Demand of LCD Panels is Continually Increasing The demand of twisted nematic (TN) and supper twisted nematic (STN) liquid crystal materials remains generally stable. Increasing Application in the Automotive Sector Growing Demand for Smartphones, Tablets, And Other Electronic Devices Strong Demand Of Thin Film Transistor (TFT) Liquid Crystal Materials In The Global Market Great Potential in Global OLED Market Stringent Government Regulations Aimed at Reducing the Increasing Pollution Levels Enhanced Efficiency of Lithium - ion Batteries

OLED MARKET OPPORTUNITIES Drivers for OLED Lighting Market Energy - efficient Highly desirable color quality What is an OLED? An Organic Light Emitting Diode is a series of organic thin films between two conductors When electrical current is applied, bright light is emitted OLEDs can be used for displays and lighting OLEDs are not just thin and efficient - they can also be made flexible and transparent Novel form factor & advanced design and functionalities Low cost potential Image source: LG Display

OLED MARKET SIZE 50 40 30 20 10 0 2016 2017 2018 2019 2020 2021 2022 12 10 8 6 4 2 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 OLED Panel Revenue ($ billions) 60 Market Size of Flexible Display ($ billions) 14 “The OLED market will grow 19% in 2019 and will continue to grow to reach $48.8 bn in 2022.” “The flexible display market stood at $4.5 bn in 2016 and the opportunities are projected to reach $47.892 bn by 2025.” “Global revenue for flexible display projected to surge from $4 million in 2013 to $21 billion in 2021.”

IINX SUBSIDARIES- FANGGUAN

Changchun Fangguan Electronics Technology Co., Ltd.

Location: Changchun, Jilin Province, China

Number of Staff: 508

Major Products: TN and STN LCD, STN, CSTN, and TFT LCD modules; customized and special LCD and LCM products.

- Fangguan passed ISO9001 Quality System's audit and authorization in 2008 and received ISO/TS16949 system's certification in 2015.

- Total area is 25,000 square meters, including a production purification workshop covering 4,280 square meters.

- Products are widely applied in display fields such as motor meters, communication timing, industrial instruments, leisure devices, MP3, MP4, PDA, etc.

IINX SUBSIDARIES - FANGGUAN

IINX SUBSIDARIES - BAILEQI Location: Shenzhen, Guangdong Province, China Number of Staff: 15 Major Products: LCD Screen, LCD Module (LCM) and PCB Shenzhen Baileqi Electronic Technology Co., Ltd. Baileqi’s products are widely used in equipment that require display terminals such as industrial control systems, rail traffic systems, smart city systems, monitoring systems, smart home systems, HD projection, medical instruments, electrical automation, and communications equipment. Covering an area of 4,000 square meters, the company has complete LCM production flow which can meet the need of all kinds of LCD module products. Baileqi has received ISO9001 quality system’s certification and ISO13485 medical instrument quality system’s certification since 2013, and all of its products conform to the REACH, RoHS and other special certification standards.

IINX SUBSIDARIES - BAILEQI

IINX SUBSIDARIES - LISITE Location: Shenzhen, Guangdong Province, China Number of Staff: 8 Major Products: Intelligent Electronic Devices, Intelligent Lithium Battery Lisite Science Technology (Shenzhen) Co., Ltd. With 7 years of operating history in this industry, Lisite’s clients include XiaoMi, WD and Pinex. Lisite has set up a manufacturing center focusing on assembly and production in Wanjiang, Dongguan, implementing a unified procurement system and independent operations with an innovative management model. Strategic cooperation relationship with TMall and JD.com .

IINX SUBSIDARIES - SHIZHE Location: Dalian, Liaoning Province, China Number of Staff: 5 Major Products: Photo - voltaic Power Generation, Electric Vehicles and Charging Piles with Corresponding Operation and Maintenance, Three Dimensional Parking Dalian Shizhe New Energy Technology Co., Ltd. Shizhe has led and contributed to the construction, operation and maintenance of multiple regional key projects such as the Hangzhou Xiaoshan International Airport photovoltaic architectural integration project, the Tesla (Dalian) super power station project, and the Liaoning Dongfeng Qichen new energy automobile company direct - current power station, among others.

MANAGEMENT TEAM

Cheng Li
Chairman of the Board

Mr. Cheng Li has participated in the operation and management of the Company since 2015. From April 2013 to March 2015, Mr. Li served as the general Manager and financial controller of Dalian Huanyu Venture Capital Co., Ltd, where he engaged in project approvals, financing, and investments and accumulated substantial experience in the field of high-tech and financing operations. From 1996 to 2012, Mr. Li served in the Ministry of Industry and Information Technology of Jiamusi city, Heilongjiang Province and the Association for Science and Technology of Jiamusi. He received his undergraduate degree in 1980 from Liaoning Normal University.

Yubao Liu CEO and Director

From July of 2012 to April of 2018, Mr. Liu was employed by Dalian Yinlong Accounting & Law Firm, where he was assigned to take charge of operational control, internal auditing, and recapitalization among other things. From 2004 to June of 2012, Mr. Liu was employed by Dalian Carbon Fiber Technology Limited (China), where he served in the position of vice managing director. During this period, Mr. Liu was awarded as an International Enterprise (IEM) Senior Management Specialist. With multiple years of working practice, Mr. Liu has published many papers and participated in the development and testing of national new energy Lithium battery and pure electromobiles, and was also involved in formulating related standards. Mr. Liu acquired a Bachelor degree from Harbin University of Science and Technology in 1996, majored in Economic Management, and was honorably entitled as a National Economist in 2002.

MANAGEMENT TEAM

Yue Kou
CFO

Ms. Kou is a member of the Hong Kong Institute of Certified Public Accountants, the Association of Chartered Certified Accountants, and the Chinese Institute of Certified Public Accountants. Ms. Kou has 20 years of solid experience in statutory auditing, international accounting, and publicly listed companies. Ms. Kou started her career as Chief Accountant (1996-1999) with Xinmao Tech Holding Limited, a company in China. From 1999-2002, she was employed as a staff accountant in the Ernst & Young, Beijing Branch focusing on external audit and international accounting conversions. From 2002-2006, she worked as an account manager with China Data Broadcasting Holding Ltd, a publicly listed company on the Hong Kong Stock Exchange. From 2006 to present, Ms. Kou worked as an auditor and financial controller for three different audit firms: (i) Zhongyi(HK)CPA Limited, (ii) Thomas Lee and Partners, and (iii) GDT CPA Limited. Since May 27, 2016, Ms. Kouhas worked for Ionix Technology Inc., as the Chief Financial Officer.

Xuemei Jiang
Director

Ms. Jiang has over 10 years of experience in finance and taxation. Since 20017, she serves as vice general manager of Changchun Fangguan Electronics Technology Co., Ltd. Ms. Jiang received her bachelor degree in accounting from Jilin Finance and Taxation College in China.

Jialin hiang
Director

Mr. Liang has extensive experience in microelectronics, and since 2007, serves as general manager of Changchun Fangguan Electronics Technology Co., Ltd. Mr. Liang is a beneficial owner of 8.3% of the Company's outstanding common stock. Mr. Liang received his bachelor degree in microelectronics from Nankai University.

MANAGEMENT TEAM - SUBSIDIARIES Jialin Liang President Changchun Fangguan Photoelectric Display Technology Co. Ltd Baozhu Deng President Shenzhen Baileqi Electronic Technology Co., Ltd Liang Zhang President Dalian Shizhe New Energy Technology Co., Ltd Yun Yang President Lisite Science Technology (Shenzhen) Co., Ltd. Mr. Liang served as vice general manager of Jilin Zijing Electronics Co., Ltd. from 1997 to 2007, and has served as general manager of Changchun Fangguan Electronic Technology Co., Ltd. since 2007. Mr. Liang graduated from Nankai University in 1985 with a major in Microelectronics. Ms. Deng served president and director of Baileqi Electronic since November 2017. From October 2014 to March 2016, she worked for Shenzhen Guoxian Technology Co., Ltd. as a Purchasing Manager. She has been working for Shenzhen Baileqi Electronic Technology Co., Ltd. since March 2016, firstly as manager. From March 2010 to October 2014, she worked for Shenzhen Baileqi Science and Technology Co., Ltd.as a Marketing Manager. Ms. Deng graduated from Shenzhen University with a bachelor degree in International Trade and English. Mr. Zhang currently serves as the legal liaison and general manager of Dalian Shizhe New Energy Technology Co., Ltd., and is also the Vice Chairman of the Dalian Xigang District Non - Governmental Artist Association. Mr. Zhang previously acted as the general manager of Minghu Ranch which belongs to the Grand World Associated Business Organizations of Dalian Jinguang Group. Mr. Zhang acquired a Bachelor’s degree from Ludong University in 2000, where he majored in Law. Mr. Yang served as the Chief Technology Officer of Shenzhen Jinlisite Science and Technology Corporation Ltd. from July 2007 until May of 2016. Mr. Yang was employed as an assistant to the Chief Engineer of the Shenzhen Jinsiwei Technology Co., Ltd. from 2004 to 2007.From 2016 to present, Mr. Yang has worked as the president and director of Lisite Science Technology(Shenzhen) Co. Ltd. Mr. Yang graduated from Hebei University of Science and Technology with a bachelor degree in Electronic Information Science and Technology.

BALANCE SHEET ASSETS 30 - Sep - 19 30 - Jun - 19 Current Assets: Cash $ 1,900,785 509,615 Notes receivable 8,180 120,182 Accounts receivable - non - related parties 4,429,747 3,639,030 - related parties 102,680 340,026 Inventory, net 2,921,462 3,379,146 Advances to suppliers - non - related parties 358,612 129,423 - related parties 246,249 269,498 Prepaid expenses and other current assets 226,847 269,495 Total Current Assets 10,194,562 8,656,415 Property, plant and equipment 7,139,961 7,508,637 Intangible assets 1,432,017 1,496,399 Deferred tax assets 15,445 54,361 Total Assets $ 18,781,985 17,715,812 LIABILITIES AND STOCKHOLDERS’ EQUITY 30 - Sep - 19 30 - Jun - 19 Current Liabilities: Short - term bank loan $ 2,518,081 $ 2,618,296 Accounts payable - non - related parties 3,297,564 2,732,327 - related parties - - Advance from customers 328,514 114,158 Convertible notes payable, net of debt discount and loan cost 69,503 - Derivative liability 154,239 - Due to related parties 2,035,995 2,105,338 Accrued expenses and other current liabilities 286,202 368,319 Total Current Liabilities 8,690,098 7,938,438 Deferred tax liability - - Total Liabilities 8,690,098 7,938,438 Stockholders’ Equity: Preferred stock, $.0001 par value, 5,000,000 shares authorized, 5,000,000 shares issued and outstanding 500 500 Common stock, $.0001 par value, 195,000,000 shares authorized, 114,003,000 and 99,003,000 shares issued and outstanding as of December 31, 2018 and June 30, 2018, respectively 11,400 11,400 Additional paid in capital 8,849,509 8,829,487 Retained earnings 1,251,142 539,866 Accumulated other comprehensive income (loss) (462,625) (45,840) Total Stockholders' Equity attributable to the Company 9,649,926 9,335,413 Noncontrolling interest 441,961 441,961 Total Stockholders’ Equity 10,091,887 9,777,374 Total Liabilities and Stockholders’ Equity $ 18,781,985 $ 17,715,812

INCOME STATEMENT Statement of Comprehensive Income 3 Months Ended Sep. 30, 2019 Sep. 30, 2018 Revenues $ 7,500,330 $ 2,568,888 Cost of revenues 6,073,104 2,279,723 Gross profit 1,427,226 289,165 Operating expenses Selling, general and administrative expense 381,428 61,586 Research and development expense 222,823 Total operating expenses 604,251 61,586 Income from operations 822,975 227,579 Other expenses Interest expense, net of interest income (56,863) - Subsidy income 42,787 - Change in fair value of derivative liability 15,889 - Total other income 1,813 - Income before income tax provision 824,788 227,579 Income tax provision 113,512 50,426 Net income 711,276 177,153 Other comprehensive income Foreign currency translation adjustment (416,785) (7,922) Comprehensive income $ 294,491 $ 169,231 Income Per Share - Basic and Diluted $ 0.01 $ 0.00 Weighted average number of common shares outstanding - Basic and Diluted 114,003,000 99,003,000

STATEMENT OF CASH FLOWS CASH FLOWS 3 Months Ended Sep. 30, 2019 Sep. 30, 2018 CASH FLOWS FROM OPERATING ACTIVITIES Net income $ 711,276 $ 177,153 Adjustments required to reconcile net income to net cash provided by (used in) operating activities: Depreciation and amortization 208,314 - Deferred taxes 37,553 (4,555) Change in fair value of derivative liability (15,889) - Amortization of debt discount 21,313 - Changes in operating assets and liabilities: Accounts receivable - non related parties (948,146) 165,960 Accounts receivable - related parties 228,709 118,902 Inventory 334,753 (284,534) Advances to suppliers - non - related parties (238,711) 878 Advances to suppliers - related parties 13,186 (64,737) Prepaid expenses and other current assets 33,140 (9,530) Accounts payable - non - related parties 682,885 (151,889) Accounts payable - related parties - 154,452 Advance from customers 222,994 (24,927) Accrued expenses and other current liabilities Net cash provided by (used in) operating activities (73,748) 1,217,629 (19,564) 57,609 CASH FLOWS FROM INVESTING ACTIVITIES Acquisition of property, plant and equipment (118,198) - Net cash used in investing activities (118,198) - CASH FLOWS FROM FINANCING ACTIVITIES Notes receivable 109,498 - Proceeds from issuance of convertible notes payable 238,340 - Proceeds from (repayment of) loans from related parties (13,383) 137,292 Net cash provided by financing activities 334,455 137,292 Effect of exchange rate changes on cash (42,716) (1,780) Net increase in cash 1,391,170 193,121 Cash, beginning of period 509,615 111,462 Cash, end of period 1,900,785 304,583 Supplemental disclosure of cash flow information: Cash paid for income tax 35,312 70,558 Cash paid for interests 34,247 -

THANKS Investor Relations Contact: Dragon Gate Investment Partners LLC Tel: +1(646) - 801 - 2803 Email: iinx@dgipl.com www.theiinx.com